Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN
OMITTED PURSUANT TO REGULATION S-K, ITEM 601(b)(10) BECAUSE IT IS NOT MATERIAL AND
WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

PROPRIETARY AND CONFIDENTIAL

Amendment to Engagement Letter

This Amendment (the “Amendment”) is to the Interim Chief Executive Officer Services Engagement Letter, dated December 6, 2019 and effective as of December 9, 2019 (the “Original Engagement Letter”), between Winter Harbor LLC ("Winter Harbor") and Summer Infant, Inc. and its various affiliates and subsidiaries ("Summer Infant" or the "Company").

The parties hereby agree to amend the Fees and Expenses section of the Original Engagement Letter to add the following:

(a)	Beginning the week of February 23, 2020 until the Agreement is terminated, the weekly fee shall be fixed at $40,000.

(b)	If, prior to the termination of this Agreement, the Company consummates a transaction constituting a “Change in Control” (as defined in the Company’s Change In Control Plan), the Company shall pay Winter Harbor a success fee, payable at closing, based on the per share consideration received by the holders of the Company’s common stock (net of transaction expenses and after repayment of any debt) in the transaction as set forth on the attached Schedule A.
(c)	Out-of-pocket expenses (including transportation, lodging, meals, communications, supplies, etc.) will be billed weekly at the actual amounts incurred.

This Amendment shall be deemed effective upon execution of the Amendment by each of the parties below. Except to the extent expressly provided in this Amendment, the terms and conditions of the Original Engagement Letter shall remain in full force and effect. This Amendment and the Original Engagement Letter constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

WINTER HARBOR LLC

By:	/s/ Stuart W. Noyes

Name:	Stuart W. Noyes

Title:	Member and Managing Partner

Date:	February 28, 2020

SUMMER INFANT, INC.

By:	/s/ Paul Francese

Name:	Paul Francese

Title:	CFO

Date:	February 28, 2020

SCHEDULE A

Share Price*:	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Bonus:		$50,000		$100,000		$250,000		$300,000		$375,000		$450,000		$550,000

*	Share price to be appropriately adjusted if the Company subdivides outstanding shares of Common Stock into a larger number of shares, or combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares.